UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

Current Report

_____________

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

34 DeForest Avenue, Unit 9

East Hanover, New Jersey 07936

 (Address of Principal Executive Offices)

(973) 455-0970

 (Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock	PZOO	OTC Markets – Expert Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2022, Pazoo, Inc. (the “Company”), entered into a Letter of Intent (“LOI”) with regard to the material terms of a Limited Liability Company Membership Interest Purchase Agreement (the “Agreement”), to sell the Company’s remaining twenty percent (20%) Membership Interest in MA & Associates LLC to MA Analytics, LLC, an entity owned and managed by Mark Sarna, a lender to the Company.  The sale was based on an independent valuation of MA & Associates LLC of $5,250,000.  The purchase price for the purchased interest is $995,747 (the “Purchase Price”), of which $225,000 is being paid in the form of cash and $770,747 in the form of the retirement of outstanding loans, including accrued interest, made by Mark Sarna and Sarna Family Limited Partnership to the Company. The use of funds of the cash portion of the Purchase Price is allocated as follows: (i) payment of certain Bridge Loans, in the aggregate principal amount of $150,000, the payment of which is secured by the proceeds of the sale of the Membership Interest; (ii) payment of $55,000 to Pazoo’s corporate counsel (Heimerl Law Firm) representing approximately 25% of the outstanding amount currently due; and (iii) the remaining $20,000 shall be reserved for Company expenses, including any legal and compliance costs associated with the transaction. The Agreement contemplated by the LOI will also provide that MA Analytics, LLC will assume certain obligations which may arise, including payment of certain state regulatory fees such as filing fees. The transaction, as contemplated by the LOI, is expected to close in the second quarter of 2023, subject to the receipt of any applicable regulatory approvals.

Item 9.01  Financial Statements and Exhibits.

d. Exhibits.

2.1	Letter of Intent, dated October 24, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAZOO, INC. (Registrant)

Dated: October 28, 2022	/s/ Steve Basloe
Steve Basloe / President

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